UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2017

______________________________

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 4th Avenue North, Suite 950 Nashville, Tennessee	37219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On January 30, 2017, CapStar Financial Holdings, Inc. (the “Company”) issued an earnings release announcing its financial results for the fourth quarter ended December 31, 2016.  A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference in its entirety.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

The Company will conduct a conference call at 5:00 p.m. (Central Time) on January 30, 2017 to discuss its financial results for the fourth quarter ended December 31, 2016.  A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Earnings release issued on January 30, 2017 by CapStar Financial Holdings, Inc.
Exhibit 99.2	Presentation for conference call to be conducted by CapStar Financial Holdings, Inc. on January 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Robert B. Anderson
Chief Financial Officer and Chief Administrative Officer

Date: January 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings release issued on January 30, 2017 by CapStar Financial Holdings, Inc.
99.2	Presentation for conference call to be conducted by CapStar Financial Holdings, Inc. on January 30, 2017